UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 8, 2024

SYMBOTIC INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40175	98-1572401
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

200 Research Drive Wilmington, MA	01887
(Address of principal executive offices)	(Zip Code)

(987) 284-2800

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	SYM	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

As previously reported by Symbotic Inc. (the “Company”) in its Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (“SEC”) on February 26, 2024, the Company and certain selling securityholders completed a sale in an underwritten offering (the “Offering”) of 10,000,000 shares of Class A common stock, par value $0.0001 per share (“Class A Common Stock”), of the Company, on February 26, 2024 pursuant to an underwriting agreement among the Company, Symbotic Holdings LLC, the selling securityholders named therein and Goldman Sachs & Co. LLC, as representative of the underwriters named therein (the “Underwriters”).

On March 6, 2024, the Underwriters exercised in-full their option to purchase up to 1,500,000 additional shares of Class A Common Stock from the Company (the “Underwriters’ Option”). The exercise closed on March 8, 2024. The net proceeds to the Company from the exercise of the Underwriters’ Option, after deducting the underwriting discounts and commissions and offering expenses payable by the Company, were approximately $59 million, or approximately $256 million in aggregate for the Offering including the exercise of the Underwriters’ Option.

The Offering was made pursuant to an effective shelf registration statement (the “Registration Statement”) filed with the SEC on August 1, 2023 (File No. 333-273383), a base prospectus, dated August 2, 2023, included as part of the Registration Statement, and a prospectus supplement, dated February 21, 2024, filed with the SEC pursuant to Rule 424(b) under the Securities Act of 1933, as amended. A copy of the opinion of Sullivan & Cromwell LLP relating to the issuance of the Class A Common Stock pursuant to the exercise of the Underwriters’ Option is attached hereto as Exhibit 5.1 to this Current Report on Form 8-K. Exhibit 5.1 is hereby incorporated by reference into the Registration Statement.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

5.1	Opinion of Sullivan & Cromwell LLP

23.1	Consent of Sullivan & Cromwell LLP (included as part of Exhibit 5.1)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Symbotic Inc.

Date: March 8, 2024	By:	/s/ Carol Hibbard
	Name:	Carol Hibbard
	Title:	Chief Financial Officer and Treasurer